UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2017 (February 22, 2017)

RESOLUTE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 Lincoln Street, Suite 2800 Denver, CO	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  303-534-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 22, 2017, the Company issued a press release announcing entry into the Company’s new revolving credit facility, 2016 reserves and production and the matters described below.  The press release is furnished herewith as Exhibit 99.1.  The information in this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

Closing of New Mexico Asset Sale

On January 17, 2017, Resolute Natural Resources Southwest, LLC, a Delaware limited liability company (“Resolute Southwest”), a wholly-owned subsidiary of Resolute Energy Corporation, a Delaware corporation (the “Company”) entered into a Purchase and Sale Agreement (the “PSA”) with Wishbone Texas Operating Company LLC to sell its New Mexico oil and gas properties in Lea County, New Mexico, for a purchase price of $15 million, subject to customary purchase price adjustments (the “New Mexico Sale”).  The New Mexico Sale is effective as of October 1, 2016.

On February 22, 2017, Resolute Southwest closed the New Mexico Sale.  The net proceeds of the sale will be used for general corporate purposes. The PSA is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits
10.1

Purchase and Sale Agreement dated January 17, 2017, by and between Resolute Natural Resources Southwest, LLC, as seller and Wishbone Texas Operating Company LLC, as buyer. Schedules, exhibits and similar attachments to the Purchase and Sale Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule, exhibit or similar attachment to the Securities and Exchange Commission upon request.

99.1	Press Release dated February 22, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2017	RESOLUTE ENERGY CORPORATION

	By:	/s/ James M. Piccone
James M. Piccone
President

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
10.1

Purchase and Sale Agreement dated January 17, 2017, by and between Resolute Natural Resources Southwest, LLC, as seller and Wishbone Texas Operating Company LLC, as buyer. Schedules, exhibits and similar attachments to the Purchase and Sale Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule, exhibit or similar attachment to the Securities and Exchange Commission upon request.

99.1	Press Release dated February 22, 2017